Press Release

FOR IMMEDIATE RELEASE

For More Information Contact:

Aberdeen Standard Investments Inc.

Investor Relations

800-522-5465

Investor.Relations@aberdeenstandard.com

ABERDEEN INCOME CREDIT STRATEGIES FUND LAUNCHES PREFERRED SHARES OFFERING

(Philadelphia, April 28, 2021) — Aberdeen Income Credit Strategies Fund (NYSE: ACP) (the “Fund”), today announced that it plans to offer shares of its Series A Perpetual Preferred Shares (the “Preferred Shares”) in an underwritten public offering. The completion of the proposed offering depends upon several factors, including customary closing, market and other conditions. The Fund has applied to list the Preferred Shares on the New York Stock Exchange (“NYSE”) under the ticker symbol “ACP.P”. If the application is approved, trading on the NYSE in the Preferred Shares is expected to begin within 30 days following the issuance date of the Preferred Shares.

The Fund’s investment objective is to seek a high level of current income, with a secondary objective of capital appreciation. The Fund intends to use the net proceeds from the offering to invest in accordance with its investment objective and policies, for general working capital purposes and/or to pay down outstanding borrowings under its credit facility.

UBS Securities LLC is acting as the sole book-running manager for the offering.

The information in the preliminary prospectus supplement, the accompanying prospectus and this press release is not complete and may be changed. A registration statement relating to these securities has been filed with and declared effective by the Securities and Exchange Commission. This press release is not an offer to sell these securities and is not soliciting offers to buy these securities in any jurisdiction where the offer or sale is not permitted.

Investors should consider the Fund’s investment objectives, risks, and expenses carefully before investing. The preliminary prospectus supplement and accompanying prospectus contains this and other information about the Fund and should be read carefully before investing. Copies of the prospectus supplement (when complete) and accompanying prospectus may be obtained for no charge by calling UBS Securities LLC toll-free at 1-888-827-7275. Copies of these documents, when finalized, and other documents the Fund has filed with the Securities and Exchange Commission (“SEC”) may also be obtained by visiting EDGAR on the SEC’s website at www.sec.gov..

In the United States, Aberdeen Standard Investments is the marketing name for the following affiliated, registered investment advisers:  Aberdeen Standard Investments Inc., Aberdeen Asset Managers Ltd., Aberdeen Standard Investments Australia Ltd., Aberdeen Standard Investments (Asia) Ltd., Aberdeen Capital Management, LLC, Aberdeen Standard Investments ETFs Advisors LLC and Aberdeen Standard Alternative Funds Limited.

Closed-end funds are traded on the secondary market through one of the stock exchanges. The Fund’s investment return and principal value will fluctuate so that an investor’s shares may be worth more or less than the original cost. Shares of closed-end funds may trade above (a premium) or below (a discount) the net asset value (NAV) of the fund’s portfolio. There is no assurance that the Fund will achieve its investment objective.

This press release contains certain statements that may include “forward-looking statements.” Forward-looking statements can be identified by the words “may,” “will,” “intend,” “expect,” “estimate,” “continue,” “plan,” “anticipate,” and similar terms and the negatives of such terms. By their nature, all forward-looking statements involve risks and uncertainties, and actual results could differ materially from those contemplated by the forward-looking statements. Many factors that could materially affect the Fund’s actual results are the performance of the portfolio of securities held by the Fund, the conditions in the U.S. and international financial and other markets, the price at which Preferred Shares trade in the public markets and other factors discussed in the Fund’s preliminary prospectus supplement and accompanying prospectus and to be discussed in the Fund’s periodic filings with the SEC.

Although the Fund believes that the expectations expressed in such forward-looking statements are reasonable, actual results could differ materially from those expressed or implied in such forward-looking statements. The Fund’s future financial condition and results of operations, as well as any forward-looking statements, are subject to change and are subject to inherent risks and uncertainties. You are cautioned not to place undue reliance on these forward-looking statements, which are made as of the date of this press release. Except for the Fund’s ongoing obligations under the federal securities laws, the Fund does not intend, and the Fund undertakes no obligation, to update any forward-looking statement.

NOT FDIC INSURED          NO BANK GUARANTEE          MAY LOSE VALUE

If you wish to receive this information electronically, please contact Investor.Relations@aberdeenstandard.com

aberdeenacp.com

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